UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 15, 2005

GCO EDUCATION LOAN FUNDING TRUST-I

(Exact name of co-registrant as specified in its charter)

Delaware	333-102760	51-6535786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company, Rodney Square North,
1100 N. Market St., Wilmington, DE 19890-0001

(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (203) 975-6112

Not Applicable

 (Former name or former address, if changed since last report)

GCO ELF LLC

(Exact name of co-registrant as specified in its charter)

Delaware	333-102760-01	22-3891807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

152 West 57th Street, 60th Floor, New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (212) 649-9700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.  Other Events.

On April 15, 2005, GCO Education Loan Funding Trust-I (the “Trust”) distributed the Noteholders’ Statement, attached to this report as Exhibit 99.1, to the trustee, Zions First National Bank, for distribution to Noteholders of record.  The Noteholders’ Statement reflects the Trust’s activities for the period ending March 31, 2005, including a statistical summary of the delinquency and default characteristics of the Trust’s student loan portfolio as of such date.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

24.1	Power of attorney (1)

99.1	March 31, 2005 Statement to Noteholders

(1)          Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCO EDUCATION LOAN FUNDING TRUST-I

	By:	GCO ELF LLC, as attorney-in-fact of the Co-Registrant

Date: April 20, 2005	By:	/s/ Kenneth C. Rogozinski
Kenneth C. Rogozinski,
Vice President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCO ELF LLC

Date: April 20, 2005	By:	/s/ Kenneth C. Rogozinski
Kenneth C. Rogozinski,
Vice President

EXHIBIT INDEX

Exhibit No.	Description

24.1	Power of attorney (1)

99.1	March 31, 2005 Statement to Noteholders

(1)          Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.